UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

NORTHWEST PIPE COMPANY
(Exact name of registrant as specified in its charter)

Oregon	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100
Vancouver, WA 98684
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 6, 2021, William Smith, Executive Vice President of Water Transmission Engineered Systems of Northwest Pipe Company (the “Company”) informed the Company that he will retire in April 2022. Mr. Smith, a 44‑year veteran of the water infrastructure industry, will continue to consult with the Company in an advisory capacity on an as-needed basis after his retirement. To assist with various transitions prior to Mr. Smith’s retirement, Miles Brittain has been named Executive Vice President, effective May 6, 2021.

Mr. Brittain, 57, has served as our Senior Vice President of Operations since February 2020. Prior to that, Mr. Brittain served as our Vice President of Operations for Water Transmission Engineered Systems from September 2018 to February 2020 and our Vice President of Operations, Water Transmission from 2013 to September 2018. Prior to joining the Company, Mr. Brittain served in the steel industry for over 28 years, holding key positions including Vice President and General Manager for EVRAZ North America/Claymont Steel, Director of Operations for EVRAZ North America/Oregon Steel Mills, Inc., and Regional Director of Quality Assurance for National Steel Corporation.

Mr. Brittain has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S‑K, and Mr. Brittain has no familial relationships with executives or directors of the Company. There are no arrangements or understandings between Mr. Brittain and any other person pursuant to which he was selected as an officer.

Mr. Brittain will continue to receive compensation pursuant to certain arrangements provided by the Company, including incentive compensation, equity awards, and health and other benefits typically available to the executive officers. A description of these elements of compensation can be found in the Company’s proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 22, 2021. Any material modifications to Mr. Brittain’s compensation in connection with his appointment will be disclosed by amendment to this Form 8‑K.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 11, 2021.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins,
Senior Vice President, Chief Financial Officer, and Corporate Secretary